UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 _____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2015 (January 22, 2015)

                                                             TWINLAB CONSOLIDATED HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55181	46-3951742
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

632 Broadway, Suite 201, New York, NY	10012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 651-8500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

MidCap Financial Trust

On January 22, 2015, Twinlab Consolidated Holdings, Inc. (the “Company”) and its direct and indirect wholly owned subsidiaries, Twinlab Consolidation Corporation (“TCC”), Twinlab Holdings, Inc. (“THI”), Twinlab Corporation (“Twinlab”), ISI Brands Inc. (“ISI Brands”), TCC CM Subco I, Inc. (“Subco I”) and TCC CM Subco II, Inc. (“Subco 2” and with the Company, TCC, THI, Twinlab and ISI Brands collectively, the “Twinlab Companies”), entered into a Credit and Security Agreement (the “Credit Agreement”) with MidCap Financial Trust (“MidCap”). The Credit Agreement expires on January 22, 2018 (the “Expiration Date”).

Pursuant to the Credit Agreement, MidCap made available to the Twinlab Companies a $15,000,000 revolving credit facility (the “Facility”). The Twinlab Companies have the right to request an increase in the Facility of up to an additional $5,000,000 such that the total Facility may be as much as $20,000,000.

Availability of funds pursuant to the Facility is, subject to certain adjustments, based on (1) a percentage of the Twinlab Companies’ Eligible Accounts (as defined in the Credit Agreement) plus (2) the lesser of (x) a percentage of the Twinlab Companies’ net Orderly Liquidation Value of the Eligible Inventory (as defined in the Credit Agreement) or (y) a percentage of the Twinlab Companies’ Eligible Inventory (as defined in the Credit Agreement) minus (3) certain reserves and/or adjustments provided for by the Credit Agreement.

The Twinlab Companies executed a revolving loan note (the “Revolving Loan Note”) to evidence borrowings under the Facility. Interest on amounts borrowed under the Facility is charged at the LIBOR Rate (as defined in the Credit Agreement) plus five (5%) percent. In the event of certain circumstances, the interest rate will be based on the “prime rate” as announced by Wells Fargo plus five (5%) percent.

The Twinlab Companies are also required under the Credit Agreement to pay MidCap (i) an unused line fee of 0.042% per month; (ii) a collateral management fee of 0.10% per month; (iii) an origination fee of $150,000 (in the event of an increase in the Facility, an additional origination fee of one (1%) percent of the increase is also payable); (iv) a fee for early termination ranging from two (2%) percent to one (1%) percent of MidCap’s commitment in the event MidCap’s funding obligations under the Credit Agreement terminate prior to the Expiration Date; and (v) audit and inspection fees.

The Credit Agreement contains terms and conditions customary for a transaction of this nature, including, without limitation, (i) furnishing of reports and financial information; (ii) restrictions on incurring certain debt and contingent obligations; (iii) restrictions on certain liens; (iv) restrictions on making certain distributions; (v) restrictions on entering into certain restrictive agreements; (vi) restrictions on payments and modifications of Subordinated Debt (as defined in the Credit Agreement); (vii) restrictions on (a) certain consolidations, mergers or asset sales and (b) a change in control; (viii) restrictions on certain asset acquisitions and investments; (ix) requiring the Twinlab Companies to conduct certain lines of business; and (x) restrictions on certain sale and leaseback transactions.

The Credit Agreement requires that the Twinlab Companies meet (i) a minimum Adjusted EBITDA (as defined in the Credit Agreement) ; (ii) a Fixed Charge Coverage Ratio (as defined in the Credit Agreement); and (iii) a Total Funded Debt (as defined in the Credit Agreement) to Adjusted EBITDA ratio at certain times as set forth in the Credit Agreement.

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The Credit Agreement provides that the Twinlab Companies use the proceeds of revolving loans made under the Facility solely for (a) transaction fees in connection with the Credit Agreement, the JL Purchase Agreement and related agreements (as defined and discussed below in this Item 1.01), the Penta NWPA and related agreements (as defined and discussed below in this Item 1.01) and the refinancing of the Bank (as defined in Item 1.02 of this Report) debt, (b) for working capital and/or (c) Permitted Acquisitions (as defined in the Credit Agreement).

The Twinlab Companies granted MidCap a first priority security interest in all of the Twinlab Companies’ existing and future accounts receivable, inventory, general intangibles and all other tangible and intangible assets (other than equipment in which it has a second priority lien and real property and improvements and fixtures thereon) of the Twinlab Companies’ business. Pursuant to separate Pledge Agreements, dated as of January 22, 2015 (collectively, the “MidCap Pledge Agreements”), each of the Company, TCC and THI pledged the shares owned by the Company, TCC and THI, respectively, in each of their respective direct subsidiaries as security for the obligations under the Credit Agreement.

In connection with the entry into the Credit Agreement, the Company issued MidCap Funding X Trust (“MidCap Funding”), an affiliate of MidCap, a warrant, exercisable through January 22, 2018, for an aggregate of 500,000 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), at a per share exercise price of $0.76 (the “MidCap Warrant”). The number of shares issuable upon exercise of the MidCap Warrant is subject to adjustment on terms and conditions customary for a transaction of this nature in the event of (i) reorganization, recapitalization, stock split-up, combination of shares, mergers, consolidations and (ii) sale of all or substantially all of the Company’s assets or property. In addition, the Company is required to give additional anti-dilution protection under the MidCap Warrant in the event the Company issues a security exercisable for or convertible into shares of Common Stock and such security contains anti-dilution protection.

The Company and MidCap Funding have entered into a Registration Rights Agreement, dated as of January 22, 2015 (the “Registration Rights Agreement”) granting MidCap Funding certain registration rights, commencing October 1, 2015, for the shares of Common Stock issuable on exercise of the MidCap Warrant.

On January 23, 2015, MidCap informed the Twinlab Companies that MidCap had assigned all of its rights, powers, privileges and duties as “Agent” under the Credit Agreement, the Revolving Loan Note, the Security Documents (as defined in the Credit Agreement), and the MidCap Pledge Agreements, as well as all of its right, title and interest in and to the loans made under the Facility to MidCap Funding.

The foregoing descriptions of the (i) Credit Agreement; (ii) Revolving Loan Note; (iii) MidCap Pledge Agreements; (iv) MidCap Warrant and (v) Registration Rights Agreement are qualified in their entirety by reference to the full text of such documents, which documents are exhibits to this Report.

JL-BBNC Mezz Utah, LLC

On January 22, 2015, the Twinlab Companies entered into a Note and Warrant Purchase Agreement (the “JL Purchase Agreement”) with JL-BBNC Mezz Utah, LLC (“JL”).

Pursuant to the JL Purchase Agreement, JL purchased from the Twinlab Companies (i) a secured note in the amount of $5,000,000 (the “Note”) and (ii) two warrants exercisable for an aggregate of 2,329,400 shares of Common Stock (the “JL Warrants”).

The Note matures on February 13, 2020 (the “Maturity Date”). Payments of principal are due on a quarterly basis commencing March 1, 2017 in installments of (i) $250,000 per quarter for the first eight quarters, (ii) $350,000 per quarter for the next four quarters and (iii) a final payment of the balance due on the Maturity Date. The Note bears interest at a rate of twelve percent (12%) per year (“Interest”). Interest is payable monthly, commencing on February 2, 2015. Following an Event of Default (as defined in the JL Purchase Agreement) and after the Maturity Date, the rate of interest will be increased to eighteen percent (18%) per year. Amounts outstanding under the Note may be prepaid, in whole or in part at any time, with prepayment fees ranging from three percent (3%) to one percent (1%) depending on when the prepayment is made. No prepayment fee is due for prepayments made after January 22, 2018.

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The Twinlab Companies were required to pay certain fees and expenses in connection with the sale of the Note and Warrants, including (i) legal fees incurred by JL in connection with the JL Purchase Agreement and the transactions contemplated by such Agreement and (ii) a fee of $75,000.

The JL Purchase Agreement provides that the Twinlab Companies shall use the proceeds of the Note to (a) pay a portion of the consideration for the acquisition of substantially all the assets of either one or both of two (2) manufacturers of nutritional products (as described as “Target No. 1” and “Target No. 2” in the Company’s Report on Form 8-K, filed with the Securities and Exchange Commission on September 22, 2014 under the caption “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATION – OVERVIEW AND OUTLOOK – Recent Developments – Purchase of Option Agreement”), (b) pay costs relating to the closing of the transactions contemplated by the JL Purchase Agreement and the closing of the Target No. 1 acquisition and the Target No. 2 acquisition, or (c) for working capital and general corporate purposes.

Pursuant to the JL Purchase Agreement, the Twinlab Companies granted JL a security interest (the “Security Interest”) in and lien on their assets as security for the obligations under the JL Purchase Agreement. The Security Interest is evidenced by a (i) Security Agreement, dated as of January 22, 2015, by and among the Twinlab Companies and JL (the “Security Agreement”) and (ii) a Trust Deed, dated January 22, 2015, by Twinlab in favor of JL (the “Trust Deed”) covering real property owned by Twinlab in American Fork, Utah.

In addition, pursuant to separate Pledge Agreements, dated as of January 22, 2015 (collectively, the “JL Pledge Agreements”), each of the Company, TCC and THI pledged the shares owned by the Company, TCC and THI, respectively, in each of their respective direct subsidiaries as security for the obligations under the JL Purchase Agreement.

The JL Purchase Agreement contains terms and conditions customary for a transaction of this nature including, without limitation, (i) furnishing of reports and financial information; (ii) obtaining key-person life insurance on the life of the chief executive officer and/or president of the Twinlab Companies; (iii) observer status at meetings of the Board of Directors of the Company until the Note is paid in full; (iv) meeting certain financial tests at certain times as to Minimum Adjusted EBITDA, Fixed Charge Coverage Ratio and Total Funded Debt to Adjusted EBITDA Ratio, all as defined in the JL Purchase Agreement; (v) restrictions on certain mergers, consolidations, asset sales and acquisitions; (vi) restrictions on the making of capital expenditures in any fiscal year in excess of $2,500,000; (vii) restrictions on the making of certain dividends and purchase, redemption or retirement of Equity Interests (as defined in the JL Purchase Agreement); (viii) restrictions on incurring certain indebtedness and (ix) restrictions on certain asset dispositions.

Pursuant to the JL Warrants, JL has the right to acquire an aggregate of 2,329,400 shares of Common Stock, subject to certain adjustments, at an aggregate purchase price of $0.01, at any time prior to February 13, 2020.

In addition to adjustments on terms and conditions customary for a transaction of this nature in the event of (i) reorganization, recapitalization, stock split-up, combination of shares, mergers, consolidations and (ii) sale of all or substantially all of the Company’s assets or property, the number of shares of Common Stock issuable pursuant to the JL Warrants shall be increased in the event the Company’s and its Subsidiaries’ (as defined in the JL Warrants) audited Adjusted EBITDA (as defined in the JL Warrants) for the fiscal year ending December 31, 2018 does not equal or exceed $19,250,000.

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The Company has granted JL certain registration rights, commencing October 1, 2015, for the shares of Common Stock issuable on exercise of the JL Warrants.

The foregoing descriptions of the (i) JL Purchase Agreement; (ii) Note; (iii) JL Warrants; (iv) Security Agreement, (v) Trust Deed and (vi) JL Pledge Agreements are qualified in their entirety by reference to the full text of such documents, which documents are exhibits to this Report.

Penta Mezzanine SBIC Fund I, L.P.

As previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 18, 2014, the Company, TCC, THI, ISI Brands and Twinlab entered into a Note and Warrant Purchase Agreement, dated as of November 13, 2014 (the “Penta NWPA”), with Penta Mezzanine SBIC Fund I, L.P. (“Penta”) along with certain related agreements.

On January 22, 2015, the Twinlab Companies and Penta executed a First Amendment to Note and Warrant Purchase Agreement, Consent and Joinder (the “First Amendment”). Pursuant to the First Amendment, the parties agreed (i) that each of Subco I and Subco II be joined as a party to, and be bound by, (x) the Penta NWPA and (y) the Security Agreement, dated as of November 13, 2014, by and among the Company, TCC, THI, ISI Brands and Twinlab; (ii) to amend and restate the Note executed by the Company, TCC, THI, ISI Brands and Twinlab on November 13, 2014 (the “Penta Note”) to add each of Subco I and Subco II as borrowers under the Penta Note (as so amended and restated, the “Restated Note”); and (iii) to amend the Penta NWPA to reflect the entry by the Twinlab Companies into the (x) JL Purchase Agreement and related agreements and (y) the Credit Agreement and to include the debt owed to each of JL and MidCap in certain of the covenants set forth in the Penta NWPA including, without limitation, covenants dealing with (1) indebtedness; (2) entering into or modifying certain agreements; and (3) payments on subordinated debt.

Pursuant to the First Amendment, Penta consented to the entry by the Twinlab Companies into the (i) Credit Agreement and (ii) JL Purchase Agreement.

The First Amendment also provided that the Company issue Penta a warrant, exercisable through November 13, 2019, for an aggregate of 869,618 shares of Common Stock at a per share exercise price of $1.00 (the “First Amendment Warrant”). The number of shares issuable upon exercise of the First Amendment Warrant is subject to adjustment on terms and conditions customary for a transaction of this nature in the event of (i) reorganization, recapitalization, stock split-up, combination of shares, mergers, consolidations and (ii) sale of all or substantially all of the Company’s assets or property.

The Company has granted Penta certain registration rights, commencing October 1, 2015, for the shares of Common Stock issuable on exercise of the First Amendment Warrant.

Finally, pursuant to separate Pledge Agreements, dated as of January 22, 2015 (collectively, the “Penta Pledge Agreements”), each of the Company, TCC and THI pledged the shares owned by the Company, TCC and THI, respectively, in each of their respective direct subsidiaries as security for the obligations under the (i) Penta NWPA and (ii) Restated Note.

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The foregoing descriptions of the (i) First Amendment; (ii) Restated Note; (iii) First Amendment Warrant and (iv) Penta Pledge Agreements are qualified in their entirety by reference to the full text of such documents, which documents are exhibits to this Report.

Item 1.02	Termination of a Material Definitive Agreement.

On January 22, 2015, the Credit Agreement, dated as of January 7, 2008, among Twinlab, THI and Fifth Third Bank (the “Bank”), as amended (the “Fifth Third Credit Agreement”), was terminated by the payment of $9,517,092.43 to the Bank by MidCap (the “MidCap Payment”). The MidCap Payment repaid in full all of the outstanding indebtedness, liabilities and obligations of Twinlab under the Credit Agreement except for the Continuing Liabilities (as defined in the Payoff Letter, dated January 16, 2015, from the Bank to Twinlab, the Company, TCC, ISI Brands, THI, David L. Van Andel, William W. Nicholson and MidCap (the “Payoff Letter”)).

Pursuant to the Payoff Letter, all of the Bank’s security interests in, and other liens on, all real and personal property assets previously provided to the Bank as collateral were terminated, except with respect to Items, Payment Orders and the Fifth Third Deposit Accounts (as defined in the Payoff Letter).

The foregoing description of the Payoff Letter is qualified in its entirety by reference to the full text of such document, which document is an exhibit to this Report.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

(a)	The information set forth in Item 1.01 above is hereby incorporated by reference in answer to Item 2.03(a).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 10.23	Credit and Security Agreement, dated as of January 22, 2015, by and among Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., Twinlab Corporation, ISI Brands Inc., TCC CM Subco I, Inc. and TCC CM Subco II, Inc. and MidCap Financial Trust.

Exhibit 10.24	Revolving Loan Note, dated January 22, 2015, by Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, TCC CM Subco I, Inc. and TCC CM Subco II, Inc. to the order of MidCap Financial Trust.

Exhibit 10.25	Pledge Agreement, dated as of January 22, 2015, by and between Twinlab Consolidated Holdings, Inc. and MidCap Financial Trust.

Exhibit 10.26	Pledge Agreement, dated as of January 22, 2015, by and between Twinlab Consolidation Corporation and MidCap Financial Trust.

Exhibit 10.27	Pledge Agreement, dated as of January 22, 2015, by and between Twinlab Holdings, Inc. and MidCap Financial Trust.

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Exhibit 10.28	Warrant 2015-1, dated January 22, 2015, issued by Twinlab Consolidated Holdings, Inc. to MidCap Funding X Trust.

Exhibit 10.29	Registration Rights Agreement, dated as of January 22, 2015, by and between Twinlab Consolidated Holdings, Inc. and MidCap Funding X Trust.

Exhibit 10.30	Note and Warrant Purchase Agreement, dated as of January 22, 2015, by and between Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, TCC CM Subco I, Inc., TCC CM Subco II, Inc. and JL-BBNC Mezz Utah, LLC.

Exhibit 10.31	Note, dated as of January 22, 2015, made by Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, TCC CM Subco I, Inc. and TCC CM Subco II, Inc. payable to JL-BBNC Mezz Utah, LLC.

Exhibit 10.32	Warrant 2015-2, dated January 22, 2015, issued by Twinlab Consolidated Holdings, Inc. to JL-BBNC Mezz Utah, LLC.

Exhibit 10.33	Warrant 2015-3, dated January 22, 2015, issued by Twinlab Consolidated Holdings, Inc. to JL-BBNC Mezz Utah, LLC.

Exhibit 10.34	Security Agreement, dated as of January 22, 2015, made by Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, TCC CM Subco I, Inc. and TCC CM Subco II, Inc. in favor of JL-BBNC Mezz Utah, LLC.

Exhibit 10.35	Trust Deed, dated January 22, 2015, among Twinlab Corporation, as Trustor, Ryan B. Hancey, as Trustee, and JL-BBNC Mezz Utah, LLC.

Exhibit 10.36	Pledge Agreement, dated as of January 22, 2015, by and between Twinlab Consolidated Holdings, Inc. and JL-BBNC Mezz Utah, LLC.

Exhibit 10.37	Pledge Agreement, dated as of January 22, 2015, by and between Twinlab Consolidation Corporation and JL-BBNC Mezz Utah, LLC.

Exhibit 10.38	Pledge Agreement, dated as of January 22, 2015, by and between Twinlab Holdings, Inc. and JL-BBNC Mezz Utah, LLC.

Exhibit 10.39	First Amendment to Note and Warrant Purchase Agreement, Consent and Joinder, dated as of January 22, 2015 by and between Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, TCC CM Subco I, Inc., TCC CM Subco II, Inc. and Penta Mezzanine SBIC Fund I, L.P.

Exhibit 10.40	Amended and Restated Note, dated as of January 22, 2015, by Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, TCC CM Subco I, Inc., TCC CM Subco II, Inc. in favor of Penta Mezzanine SBIC Fund I, L.P.

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Exhibit 10.41	Warrant W-3, dated January 22, 2015, issued by Twinlab Consolidated Holdings, Inc. to Penta Mezzanine SBIC Fund I, L.P.

Exhibit 10.42	Pledge Agreement, dated as of January 22, 2015, by and between Twinlab Consolidated Holdings, Inc. and Penta Mezzanine SBIC Fund I, L.P.

Exhibit 10.43	Pledge Agreement, dated as of January 22, 2015, by and between Twinlab Consolidation Corporation and Penta Mezzanine SBIC Fund I, L.P.

Exhibit 10.44	Pledge Agreement, dated as of January 22, 2015, by and between Twinlab Holdings, Inc. and Penta Mezzanine SBIC Fund I, L.P.

Exhibit 10.45	Letter, dated January 16, 2015, from Fifth Third Bank to Twinlab Corporation, Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, ISI Brands Inc., Twinlab Holdings, Inc., David L. Van Andel, William W. Nicholson and MidCap Financial Trust.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2015	TWINLAB CONSOLIDATED HOLDINGS, INC.

	By:	/s/ Thomas A. Tolworthy
Thomas A. Tolworthy
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.23	Credit and Security Agreement, dated as of January 22, 2015, by and among Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., Twinlab Corporation, ISI Brands Inc., TCC CM Subco I, Inc. and TCC CM Subco II, Inc. and MidCap Financial Trust.

Exhibit 10.24	Revolving Loan Note, dated January 22, 2015, by Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, TCC CM Subco I, Inc. and TCC CM Subco II, Inc. to the order of MidCap Financial Trust.

Exhibit 10.25	Pledge Agreement, dated as of January 22, 2015, by and between Twinlab Consolidated Holdings, Inc. and MidCap Financial Trust.

Exhibit 10.26	Pledge Agreement, dated as of January 22, 2015, by and between Twinlab Consolidation Corporation and MidCap Financial Trust.

Exhibit 10.27	Pledge Agreement, dated as of January 22, 2015, by and between Twinlab Holdings, Inc. and MidCap Financial Trust.

Exhibit 10.28	Warrant 2015-1, dated January 22, 2015, issued by Twinlab Consolidated Holdings, Inc. to MidCap Funding X Trust.

Exhibit 10.29	Registration Rights Agreement, dated as of January 22, 2015, by and between Twinlab Consolidated Holdings, Inc. and MidCap Funding X Trust.

Exhibit 10.30	Note and Warrant Purchase Agreement, dated as of January 22, 2015, by and between Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, TCC CM Subco I, Inc., TCC CM Subco II, Inc. and JL-BBNC Mezz Utah, LLC.

Exhibit 10.31	Note, dated as of January 22, 2015, made by Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, TCC CM Subco I, Inc. and TCC CM Subco II, Inc. payable to JL-BBNC Mezz Utah, LLC.

Exhibit 10.32	Warrant 2015-2, dated January 22, 2015, issued by Twinlab Consolidated Holdings, Inc. to JL-BBNC Mezz Utah, LLC.

Exhibit 10.33	Warrant 2015-3, dated January 22, 2015, issued by Twinlab Consolidated Holdings, Inc. to JL-BBNC Mezz Utah, LLC.

Exhibit 10.34	Security Agreement, dated as of January 22, 2015, made by Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, TCC CM Subco I, Inc. and TCC CM Subco II, Inc. in favor of JL-BBNC Mezz Utah, LLC.

Exhibit 10.35	Trust Deed, dated January 22, 2015, among Twinlab Corporation, as Trustor, Ryan B. Hancey, as Trustee, and JL-BBNC Mezz Utah, LLC.

Exhibit 10.36	Pledge Agreement, dated as of January 22, 2015, by and between Twinlab Consolidated Holdings, Inc. and JL-BBNC Mezz Utah, LLC.

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Exhibit 10.37	Pledge Agreement, dated as of January 22, 2015, by and between Twinlab Consolidation Corporation and JL-BBNC Mezz Utah, LLC.

Exhibit 10.38	Pledge Agreement, dated as of January 22, 2015, by and between Twinlab Holdings, Inc. and JL-BBNC Mezz Utah, LLC.

Exhibit 10.39	First Amendment to Note and Warrant Purchase Agreement, Consent and Joinder, dated as of January 22, 2015 by and between Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, TCC CM Subco I, Inc., TCC CM Subco II, Inc. and Penta Mezzanine SBIC Fund I, L.P.

Exhibit 10.40	Amended and Restated Note, dated as of January 22, 2015, by Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, TCC CM Subco I, Inc., TCC CM Subco II, Inc. in favor of Penta Mezzanine SBIC Fund I, L.P.

Exhibit 10.41	Warrant W-3, dated January 22, 2015, issued by Twinlab Consolidated Holdings, Inc. to Penta Mezzanine SBIC Fund I, L.P.

Exhibit 10.42	Pledge Agreement, dated as of January 22, 2015, by and between Twinlab Consolidated Holdings, Inc. and Penta Mezzanine SBIC Fund I, L.P.

Exhibit 10.43	Pledge Agreement, dated as of January 22, 2015, by and between Twinlab Consolidation Corporation and Penta Mezzanine SBIC Fund I, L.P.

Exhibit 10.44	Pledge Agreement, dated as of January 22, 2015, by and between Twinlab Holdings, Inc. and Penta Mezzanine SBIC Fund I, L.P.

Exhibit 10.45	Letter, dated January 16, 2015, from Fifth Third Bank to Twinlab Corporation, Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, ISI Brands Inc., Twinlab Holdings, Inc., David L. Van Andel, William W. Nicholson and MidCap Financial Trust.

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